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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported) July 28, 2003
                                                          -------------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          MICHIGAN                     33-37977               38-2726166
------------------------------     ----------------      ----------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer or
of incorporation organization)       File Number)          Identification No.)


    100 PROGRESS PLACE, MIDLAND, MICHIGAN                          48640
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (989) 839-6000
                                                     --------------------


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

99.1 Press Release of Midland Cogeneration Venture dated July 28, 2003 reporting earnings for the second quarter of 2003.

ITEM 9.           REGULATION FD DISCLOSURES

The following information is being furnished under Item -- 12 Results of Operations and Financial Condition, of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

On July 28, 2003, Midland Cogeneration Venture Limited Partnership ("MCV"), issued a press release announcing its results of operations for the quarter and year-to-date period ended June 30, 2003. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                  MIDLAND COGENERATION VENTURE
                                       LIMITED PARTNERSHIP





Dated:  July 28, 2003             By: James M. Rajewski
                                      ----------------------------------------
                                      James M. Rajewski
                                      Chief Financial Officer, Vice President
                                      and Controller







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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
-------           ------------------------------------------------------------

99.1 Press Release of Midland Cogeneration Venture dated July 28, 2003 reporting earnings for the second quarter and year-to-date period ending June 30, 2003.








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